                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          Avalon Holdings Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

A PROXY                    AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of

               the Company for the Annual Meeting April 29, 1999

     The undersigned hereby appoints Ronald E. Klingle, Darrell D. Wilson and Jeffrey M. Ginstein, and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion located at One American Way Warren, Ohio, on Thursday, April 29, 1999 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class A Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

            (Continued and to be marked, dated and signed on other side)
                                                                 -----------
                                                                |SEE REVERSE|
                                                                |    SIDE   |
                                                                 -----------

                        Please date, sign and mail your

                     proxy card back as soon as possible!


                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 29, 1999

                             Class A Common Stock



            \/    Please Detach and Mail in the Envelope Provided    \/

A[X]Please mark your
    votes as in this
    example.
                            The Board of Directors recommends a vote
                            FOR the election of the following nominees:

              FOR  WITHHELD
1. ELECTION   [  ]   [  ]   Nominees: Sanford B. Ferguson
   OF                                 Stephen L. Gordon
   DIRECTORS
   BY THE HOLDERS OF CLASS A COMMON STOCK

For, except vote withheld from the following nominee(s):


You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                              (Change of address)

                     -----------------------------------------


                     -----------------------------------------


                     -----------------------------------------


                     -----------------------------------------



SIGNATURE(S):                                             DATE
             ---------------------------------------------     -----------------


SIGNATURE(S):                                             DATE
             ---------------------------------------------     -----------------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such

B PROXY                    AVALON HOLDINGS CORPORATION

            Proxy Solicited on Behalf of the Board of Directors of

               the Company for the Annual Meeting April 29, 1999

     The undersigned hereby appoints Ronald E. Klingle, Darrell D. Wilson and Jeffrey M. Ginstein, and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of Avalon Holdings Corporation to be held at the Grand Pavilion located at One American Way, Warren, Ohio, on Thursday, April 29, 1999 at 10:00 a.m., local time, and at any adjournment thereof, and to vote the number of shares of Class B Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting which are more fully described in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, relating to such Annual Meeting, in the manner specified and on any other business that may properly come before the meeting.

            (Continued and to be marked, dated and signed on other side)
                                                                 -----------
                                                                |SEE REVERSE|
                                                                |    SIDE   |
                                                                 -----------

                        Please date, sign and mail your

                     proxy card back as soon as possible!


                        Annual Meeting of Shareholders
                          AVALON HOLDINGS CORPORATION

                                April 29, 1999

                             Class B Common Stock



            \/    Please Detach and Mail in the Envelope Provided    \/

A[X]Please mark your
    votes as in this
    example.
                            The Board of Directors recommends a vote
                            FOR the election of the following nominees:

              FOR  WITHHELD
1. ELECTION   [  ]   [  ]   Nominees: Ronald E. Klingle
   OF                                 Darrell D. Wilson
   DIRECTORS                          Robert M. Arnoni
   BY THE HOLDERS OF CLASS B COMMON STOCK

For, except vote withheld from the following nominee(s):



You are encouraged to specify your choice by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. The Proxies cannot vote your shares unless you sign and return this Card. A return envelope is enclosed.

                              (Change of address)

                     -----------------------------------------


                     -----------------------------------------


                     -----------------------------------------


                     -----------------------------------------



SIGNATURE(S):                                             DATE
             ---------------------------------------------     -----------------


SIGNATURE(S):                                             DATE
             ---------------------------------------------     -----------------

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such